 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 22, 2005

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

501 Santa Monica Boulevard, Suite 601

Santa Monica, CA, 90401

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 857-6666

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Form 8-K for EDGETECH SERVICES INC

November 25,2005

Change in Directors and officers

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr.Xavier Roy has resigned as Director, Chairman, Chief Executive Officer and President of the Registrant on November 22, 2005. Mr Shaun Manesh has resigned as Director, Secretary and Treasurer of the Registrant on November 22, 2005. There were no disagreements between the resigning directors and the Registrant.

Mr Adam Radly, formerly the General Manager of Edgetech Services, Inc. has been appointed Director,  Chief Executive Officer and President of the Registrant on November 22, 2005.

Mr Paul Aunger, founder of Web’s Biggest, has been appointed Director, Secretary and Treasurer of the Registrant on November 22, 2005

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Edgetech Services, Inc., A Nevada Corporation

(Registrant)

By: /s/ Adam Radly ---------------------------- Adam Radly, President and CEO Date: November 25, 2005